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                                                                   EXHIBIT 10.30

                              SECURITY AGREEMENT
                                   (Viisage)

1.   Grant.

     Viisage Technology, Inc., a Delaware corporation ("Debtor") with offices in Littleton, Massachusetts, grants to Commerce Bank & Trust Company, a Massachusetts trust company with offices in Worcester, Massachusetts ("Secured Party"), a security interest in the property defined below as "Collateral."

2.   Purpose.

     A. Debtor grants the foregoing security interest to secure the full and timely payment, performance, and observance of all its obligations to Secured Party now existing and hereafter arising, direct or indirect, absolute or
contingent, due or to become due, and whether   joint, several, or joint and
several (collectively "Obligations"), including but not limited to the indebtedness evidenced by Debtor's promissory note of even date in the face amount of $4,000,000 ("Note").

     B.  This agreement is made in connection with a Loan Agreement of even date
between Debtor and Secured Party ("Loan Agreement").   This agreement is
supplemented by the Loan Agreement and by the following documents, all of even date ("Supplementary Documents"): Lockbox Agreement; Collateral Assignment of Unencumbered Contracts; and Collateral Assignment of Key-Man Life Insurance Policy.

     C. Some of Debtor's assets are subject to security interests held by Lau Acquisition Corp. ("Lau") or by Fleet Business Credit Corp. ("Fleet"). Lau, Fleet, and Secured Party are parties to a certain Intercreditor Agreement dated as of June 15, 2000 ("Intercreditor Agreement"). The Intercreditor Agreement provides that Fleet will hold a senior security interest in certain assets of Debtor and that Lau will hold a senior security interest in certain other assets of Debtor, while Secured Party will hold (1) a senior security interest in all assets of Debtor as to which neither Fleet nor Lau is senior and (2) a junior security interest in all other assets of Debtor. This agreement shall be construed accordingly.

3.   Collateral.

  "Collateral" means all of the Debtor's rights and interests in fixtures, inventory, equipment, chattel paper, instruments, documents, accounts, investment property, and general intangibles, including without implied limitation the interests in property described on Exhibit A, attached. Each category of collateral listed in the preceding sentence shall have the meaning attributed to it in the Massachusetts Uniform Commercial Code, the definitional sections of which are incorporated herein by reference as if fully set forth in this agreement. "Collateral" also means and includes all other rights of Debtor in tangible and intangible property of any other nature whatsoever. The security interest of the Secured Party in the Collateral shall extend to all collateral of the kind described above which Debtor acquires at any time before the full payment, performance, and observance of the Obligations. Without limiting the generality of the foregoing
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provisions, the term "Collateral" shall encompass all the Debtor's rights now existing or hereafter arising under (i) a certain Purchase Agreement dated June 15, 1999, between the Debtor and Lau and (ii) a certain Purchase Agreement dated September 12, 1996, between the Debtor and the predecessor in interest of Fleet, as amended ("Purchase Agreements"), specifically including all "Lease Residual Rights" as defined in the Purchase Agreements. The term "Purchase Agreements" includes all amendments, restatements, replacements, and renewals.

4.   Covenants, Warranties, and Agreements.

     A. Debtor warrants and covenants that (1) it is the owner of the Collateral free and clear of all claims, liens, and security interests, other than those listed on Exhibit B, attached ("Permitted Encumbrances"), (2) it has the lawful power and authority to make and perform this agreement, (3) the only locations of the Collateral are or will be (i) at Debtor's present facility, which is listed on Exhibit C, attached, (ii) at the places specified in the current contracts between Debtor and Debtor's current customers, all of which are listed on Exhibit C attached, and (iii) at places to be specified in future contracts between Debtor and its customers and (4) Debtor has and will have no Collateral except at the foregoing locations.

     B.  Debtor covenants and agrees with Secured Party as follows:

         (1) it will timely pay Secured Party all amounts required by the Obligations, whether on demand, at maturity, by acceleration, or otherwise, and will otherwise perform and observe strictly in accordance with their terms all of the Obligations;

         (2) it will defend the Collateral against the claims and demands of all persons and will indemnify and hold harmless Secured Party against all such claims and demands;

         (3) it will not permit any of the Collateral, or any business records relating to the Collateral, to be removed from a permitted location without the prior written consent of Secured Party, except in the ordinary course of business;

         (4) it will immediately advise Secured Party in writing of any change in its place of business, or the opening of any new place of business;

         (5) it will not permit (a) any security interests (other than Secured Party's security interest and the Permitted Encumbrances) to attach to any of the Collateral; (b) permit any of the Collateral to be levied upon under any legal process or to become the subject of any lien unless such lien is dissolved within thirty (30) days after the lien arises; (c) transfer in any manner whatsoever any interest in the Collateral without the prior written consent of the Secured Party; (d) permit to be done or to occur anything that may impair the value of any of the Collateral or the security intended to be afforded by this agreement; or (e) permit any tangible Collateral to become an accession to other goods, unless such other goods are owned by Debtor; and

         (6) it will perform and observe, as and when due, all the terms and conditions of the obligations secured by the Permitted Encumbrances.

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     C.  With respect to Collateral consisting of inventory and equipment,
Debtor further covenants and agrees as follows:

         (1) it will insure the Collateral against all hazards requested by Secured Party in form and amount reasonably satisfactory to Secured Party and will use the proceeds of such insurance to repair or replace the Collateral free of all liens and security interests other than Secured Party's and (to the extent applicable) the Permitted Encumbrances. If Debtor fails to obtain such insurance, Secured Party shall have the right (but not the obligation) to obtain it at Debtor's expense, whereupon Debtor shall reimburse Secured Party on demand;

         (2) it will keep the Collateral in good condition and repair, reasonable wear and tear excepted, and will permit Secured Party and its agents to inspect the Collateral at any reasonable times; and

         (3) it will pay Secured Party on demand all reasonable amounts, including reasonable attorney's fees, paid or incurred by Secured Party (a) after notice to Debtor, for any costs which Secured Party incurs to discharge Debtor's duties with regard to taxes, levies, repairs, or maintenance of the Collateral, and (b) after any default, in taking possession of, disposing of, or preserving the Collateral.

     D. With respect to Collateral consisting of chattel paper, instruments, documents, accounts, investment property, and general intangibles, Debtor covenants and agrees as follows:

         (1) it will immediately upon Secured Party's request give notice of Secured Party's security interest to the persons obligated to Debtor on any such Collateral;

         (2) it will immediately upon Secured Party's demand deliver to Secured Party any such Collateral requested by it, in connection with which Debtor on demand shall make or furnish all endorsements, notations, records, information, and other forms of assistance requested by Secured Party to enable it to perfect its security interest in such Collateral or to hold, transfer, or collect the proceeds of the same; and

         (3) it will take any action necessary to preserve its rights against account debtors and any other obligors on such Collateral.

     E. Debtor covenants and agrees with Secured Party that except as provided in the Loan Agreement, Debtor will not take any new loan, refinance any existing loan, or otherwise create or incur any new or additional obligations secured by the Permitted Encumbrances.

5.   Power of Attorney.

     Debtor agrees to take all steps reasonably requested by Secured Party to protect and perfect its security interest in the Collateral. For that purpose Debtor irrevocably appoints Secured Party as Debtor's attorney-in-fact to do all acts and things which Secured Party decides

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advisable to perfect and continue perfected such security interest and to protect the Collateral, but Secured Party agrees not to exercise the foregoing power until after an Event of Default.

6. Default. Debtor shall be in default upon the occurrence of any of the following events, each of which shall constitute an Event of Default (sometimes referred to merely as "default") under this agreement:

               (1) Material breach of any warranty, covenant, or other provision of this agreement;

               (2) Material misrepresentation in this agreement or in any document furnished to Secured Party by or on behalf of Debtor;

               (3) The imposition upon any Collateral of any lien or encumbrance (other than the Permitted Encumbrances and a security interest in favor of Secured Party) except (i) liens for taxes for which Borrower (a) has established adequate reserves and (b) is contesting in good faith, (ii) liens for taxes not yet due and payable and (iii) liens dissolved within thirty (30) days after they arise;

               (4) The making of any levy, seizure, sequestration, or attachment of or upon any property of Debtor, unless released within thirty (30) days;

               (5) The issuance of any injunction or other order which, in Secured Party's judgment, materially impairs Debtor's business or its financial condition, unless such injunction is dissolved within seven (7) days after its issuance;

               (6) The filing by Debtor in any forum of any petition, answer, or similar document seeking (a) relief under any bankruptcy, insolvency, or similar law, or (b) the appointment of a receiver, trustee, or other fiduciary to take charge of any of Debtor's property;

               (7) The filing against Debtor in any forum of any petition or similar document under any bankruptcy, insolvency, or similar law, if such is not dismissed within sixty (60) days;

               (8) The filing against Debtor in any forum of any petition or similar document seeking the appointment of a receiver, trustee, or other fiduciary to take charge of any of Debtor's property, if such is not dismissed within sixty (60) days;

               (9) Debtor's written statement or acknowledgment of its inability to pay its debts as they become due;

               (10) Any assignment by Debtor for the benefit of any of its creditors, or any composition by Debtor with any of its creditors; or

               (11) The dissolution of Debtor as a corporation;

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               (12) The commencement of any proceeding seeking the dissolution of Debtor, unless such proceeding is dismissed within sixty (60) days; or

               (13) The occurrence of any Event of Default under the Loan Agreement, the Note, or any other document which secures, evidences, or states any of the Obligations, unless such Event of Default is cured within such time, if any, as is expressly allowed for such a cure.

7.   Power to Sell or Collect Collateral.

     A. Upon and after the occurrence of any Event of Default Secured Party shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the state in which the Collateral is located, including without implied limitation the right to take possession of the Collateral. For that purpose Secured Party may enter upon any premises on which the Collateral may be situated and remove the same therefrom. Unless the Collateral is perishable, or threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Secured Party shall give Debtor at least ten (10) days' prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made.

     B. At any time in its discretion after any Event of Default Secured Party may transfer any securities or other property constituting Collateral into its own name or that of its nominee, may receive the income thereon, may hold the same as security, or may apply it against principal, interest, or other sums due on the Obligations. Insofar as the Collateral consists of accounts receivable, insurance policies, instruments, documents, chattel paper, or general intangibles, Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize upon the same as it may determine, whether or not the same are then due. To realize Secured Party's rights therein, Secured Party after any Event of Default may receive, open, and dispose of mail addressed to Debtor and may endorse notes, checks, drafts, money orders, documents of title, or other evidence of payment, shipment, or storage or any other form of Collateral, on behalf of and in the name of Debtor.

8.   Deposits.

     Regardless of the adequacy of Collateral, any deposits or other sums at any time credited by or due from Secured Party to Debtor may at any time after any Event of Default be applied to or set off against liabilities on which Debtor is liable as a primary obligor and may at or after the maturity thereof be applied to or set off against liabilities on which Debtor is liable as a secondary obligor.

9.   Waivers and Assents.

     To the full extent permitted by law, Debtor waives demand, notice, and protest of all instruments; notice of acceptance of this agreement; notice of loans made, credit extended, collateral received or delivered; and notice of all other actions taken by Secured Party in reliance on this agreement, and all other demands and notices of any description. With respect both to the Obligations and the Collateral, Debtor assents to any extension, postponement, or other

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indulgence; to any substitution, exchange, or release of collateral; to the addition or release of any person primarily or secondarily liable; to the acceptance of partial payments; and to any settlement, compromise, or adjustment, all in such manner and at such time or times as Secured Party may deem advisable. To the full extent permitted by law, Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, as to the preservation of rights against prior parties; and as to the preservation of any rights pertaining thereto. Secured Party may exercise its rights with respect to the Collateral without resort or regard to other sources of reimbursement for the Obligations. Secured Party shall not be deemed to have waived any of its rights unless such waiver is in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. No waiver shall arise from any course of conduct by Secured Party. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Secured Party, whether available by law or stated in this agreement or in any other instrument or document, shall be cumulative, and all such rights and remedies may be exercised singly, concurrently, or sequentially.

10.  Expenses; Proceeds of Collateral.

     Debtor shall pay on demand to Secured Party any and all expenses, including reasonable counsel fees, incurred or paid by Secured Party in protecting or enforcing its rights under this agreement (i) after notice to Debtor, if no Event of Default is then outstanding or (ii) after any Event of Default . After deducting all such expenses, the balance of any proceeds of collection or sale of the Collateral shall be applied to the payment of principal, interest, and other sums due on the Obligations in such order as Secured Party may determine, proper allowance for interest on Obligations not then due being made, and any surplus shall be returned to Debtor.

11.  General.

     A. Any communication to Debtor shall be effective only upon its actual delivery to Debtor's principal office, to the attention of Debtor's Chief Financial Officer.

     B. Any communication to Secured Party shall be effective only upon its actual delivery to the attention of Secured Party's Senior Loan Officer, 390 Main Street, Worcester, Massachusetts 01608.

     C. Because this agreement has been negotiated and signed in Massachusetts in reliance upon the applicability of Massachusetts substantive law, the construction, validity, and performance of this agreement shall be governed by the laws of Massachusetts, disregarding any law or doctrine which might dictate the application of the law of another state, except as provided in Section 7A. This agreement shall benefit Secured Party and its successors and assigns and shall bind Debtor and its successors and assigns. This agreement may not be amended, supplemented, or otherwise changed except by a written instrument signed by both parties. This agreement (together with the Supplementary Documents) contains the entire understanding of the parties, superseding all negotiations, representations, and prior understandings. All rights and remedies accorded Secured Party in this agreement are

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cumulative; none shall be considered to limit or restrict any right or remedy otherwise available to Secured Party.



     Signed as a sealed instrument as of June 15, 2000.

Witness:                             VIISAGE TECHNOLOGY, INC.

                                     By: /s/ Sean F. Mack
---------------------------------       ----------------------------------
                                         Sean F. Mack, Treasurer
                                         and Controller

                                     COMMERCE BANK & TRUST
                                     COMPANY

                                     By: /s/ Roger F. Allard
---------------------------------       ----------------------------------
                                         Roger F. Allard,
                                         Senior Vice President

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                        EXHIBIT A to Security Agreement
                       Debtor:  Viisage Technology, Inc.
                 Secured Party:  Commerce Bank & Trust Company


                                   Collateral


All of the following property and rights of the Debtor (as defined under the Massachusetts Uniform Commercial Code unless specifically defined otherwise in the Security Agreement), now existing or hereafter arising or acquired, whether arising by future advances or otherwise: all Inventory, meaning all goods,
                                              ---------
merchandise, raw materials, supplies, goods in process, finished goods, and other tangible personal property held by the Debtor for processing, sale or other business purpose or to be used or consumed in the Debtor's business; all Accounts, meaning any right to payment for goods sold or leased or for services
--------
rendered which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance; all Documents, meaning all documents of
                                           ---------
title including bills of lading, dock warrants, dock receipts, warehouse receipts, and orders for the delivery of goods, and also any other document which is in the regular course of business or financing is treated as adequately evidencing that the person in possession of its is entitled to receive, hold, and dispose of the document and goods it covers; all Instruments, meaning all
                                                     -----------
negotiable instruments, certificated securities, and any other writing which evidences a right to payment of money and is not itself a security agreement or lease and is of a type which are in the ordinary course of business transferred by delivery with any necessary endorsement or assignment; all Chattel Paper,
                                                              -------------
meaning a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods; all Investment Property,
                                                        -------------------
meaning all securities, securities accounts, securities entitlements, commodity contracts, commodity accounts, and all other investment property; all General
                                                                      -------
Intangibles, including things in action, meaning any personal property other
-----------
than goods, accounts, chattel paper, documents, and instruments, but including without limitation all good will and contract rights; money; and all Goods,
                                                                     -----
meaning all things which are movable at the time the security interest attaches or which are fixtures, including without limitation all equipment and machinery.

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                       EXHIBIT "B" to Security Agreement
                             Permitted Encumbrances


Secured Party                     Collateral


Lau                               See Intercreditor Agreement.

Fleet                             See Intercreditor Agreement.

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                       EXHIBIT "C" to Security Agreement
                            Locations of Collateral


(i)    Debtor's present facility:

       30 Porter Road, Littleton, Massachusetts



(ii)   Locations dictated by current customer contracts:

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